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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  May 22, 1996
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                               CENTURA BANKS, INC.
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               (Exact name of registrant as specified in charter)


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North Carolina                      1-10646                        56-1688522
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
(State of Incorporation)      (Commission File Number)  (IRS Employer Identification No.)
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134 North Church Street, Rocky Mount, North Carolina          27804
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(Address of principal executive office)                     (Zip code)


Registrant's telephone number, including area code:           (919) 977-4400
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                                       N/A
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          (Former name or former address, if changed since last report)









Exhibit Index on Page 4.




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Item 5.  Other Events:
On May 22, 1996, Centura Banks, Inc. ("Centura") announced that it had entered into an agreement with Hannaford Brothers Company, one of the nation's largest food retailers, to open 33 full-service financial centers in Hannaford stores in the Southeast. Under the agreement, Centura is scheduled to open 14 financial centers in Hannaford Supermarkets by year-end 1996 and the remainder in 1997. The stores are located in North Carolina, South Carolina, and Virginia and thus marks Centura's first presence outside of North Carolina. A press release is attached as Exhibit 99.







Item 7.  Financial statements and Exhibits.
The exhibit listed in the Exhibit Index is filed herewith as part of this Current Report on Form 8-K.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                     CENTURA BANKS, INC.
                                   Registrant


Date: May 24, 1996                          By:      /s/ Michael R. Hilton
                                                     Michael R. Hilton
                                   Controller



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                                  EXHIBIT INDEX

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                                                                                Sequential
                                                                                     Page
Exhibit                             Description of Exhibit                        Number
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
99                Press release dated May 22, 1996                              5

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